Guarantees	12 Months Ended
Dec. 31, 2016
Guarantees
Guarantees

Note 27 – Guarantees

The Corporation has obligations upon the occurrence of certain events under financial guarantees provided in certain contractual agreements as summarized below.

The Corporation issues financial standby letters of credit and has risk participation in standby letters of credit issued by other financial institutions, in each case to guarantee the performance of various customers to third parties. If the customers failed to meet its financial or performance obligation to the third party under the terms of the contract, then, upon their request, the Corporation would be obligated to make the payment to the guaranteed party. At December 31, 2016, the Corporation recorded a liability of $0.3 million (December 31, 2015 - $0.5 million), which represents the unamortized balance of the obligations undertaken in issuing the guarantees under the standby letters of credit. In accordance with the provisions of ASC Topic 460, the Corporation recognizes at fair value the obligation at inception of the standby letters of credit. The fair value approximates the fee received from the customer for issuing such commitments. These fees are deferred and are recognized over the commitment period. The contracts amount in standby letters of credit outstanding at December 31, 2016 and 2015, shown in Note 28, represent the maximum potential amount of future payments that the Corporation could be required to make under the guarantees in the event of nonperformance by the customers. These standby letters of credit are used by the customers as a credit enhancement and typically expire without being drawn upon. The Corporation’s standby letters of credit are generally secured, and in the event of nonperformance by the customers, the Corporation has rights to the underlying collateral provided, which normally includes cash, marketable securities, real estate, receivables, and others. Management does not anticipate any material losses related to these instruments.

Also, from time to time, the Corporation securitized mortgage loans into guaranteed mortgage-backed securities subject in certain instances, to lifetime credit recourse on the loans that serve as collateral for the mortgage-backed securities. The Corporation has not sold any mortgage loans subject to credit recourse since 2009. Also, from time to time, the Corporation may sell, in bulk sale transactions, residential mortgage loans and Small Business Administration (“SBA”) commercial loans subject to credit recourse or to certain representations and warranties from the Corporation to the purchaser. These representations and warranties may relate, for example, to borrower creditworthiness, loan documentation, collateral, prepayment and early payment defaults. The Corporation may be required to repurchase the loans under the credit recourse agreements or representation and warranties.

At December 31, 2016, the Corporation serviced $1.7 billion (December 31, 2015 - $1.9 billion) in residential mortgage loans subject to credit recourse provisions, principally loans associated with FNMA and FHLMC residential mortgage loan securitization programs. In the event of any customer default, pursuant to the credit recourse provided, the Corporation is required to repurchase the loan or reimburse the third party investor for the incurred loss. The maximum potential amount of future payments that the Corporation would be required to make under the recourse arrangements in the event of nonperformance by the borrowers is equivalent to the total outstanding balance of the residential mortgage loans serviced with recourse and interest, if applicable. During 2016, the Corporation repurchased approximately $ 44 million of unpaid principal balance in mortgage loans subject to the credit recourse provisions (2015 - $ 59 million). In the event of nonperformance by the borrower, the Corporation has rights to the underlying collateral securing the mortgage loan. The Corporation suffers losses on these loans when the proceeds from a foreclosure sale of the property underlying a defaulted mortgage loan are less than the outstanding principal balance of the loan plus any uncollected interest advanced and the costs of holding and disposing the related property. At December 31, 2016, the Corporation’s liability established to cover the estimated credit loss exposure related to loans sold or serviced with credit recourse amounted to $ 54 million (December 31, 2015 - $ 59 million). The following table shows the changes in the Corporation’s liability of estimated losses from these credit recourses agreements, included in the consolidated statements of financial condition during the years ended December 31, 2016 and 2015.

	December 31,
(In thousands)	2016	2015
Balance as of beginning of period	$58,663	$59,438
Provision for recourse liability	14,548	22,938
Net charge-offs	(18,722)	(23,713)
Balance as of end of period	$54,489	$58,663

The estimated losses to be absorbed under the credit recourse arrangements are recorded as a liability when the loans are sold and are updated by accruing or reversing expense (categorized in the line item “Adjustments (expense) to indemnity reserves on loans sold” in the consolidated statements of operations) throughout the life of the loan, as necessary, when additional relevant information becomes available. The methodology used to estimate the recourse liability is a function of the recourse arrangements given and considers a variety of factors, which include actual defaults and historical loss experience, foreclosure rate, estimated future defaults and the probability that a loan would be delinquent. Statistical methods are used to estimate the recourse liability. Expected loss rates are applied to different loan segmentations. The expected loss, which represents the amount expected to be lost on a given loan, considers the probability of default and loss severity. The probability of default represents the probability that a loan in good standing would become 90 days delinquent within the following twelve-month period. Regression analysis quantifies the relationship between the default event and loan-specific characteristics, including credit scores, loan-to-value ratios, and loan aging, among others.

When the Corporation sells or securitizes mortgage loans, it generally makes customary representations and warranties regarding the characteristics of the loans sold. The Corporation’s mortgage operations in Puerto Rico group conforming mortgage loans into pools which are exchanged for FNMA and GNMA mortgage-backed securities, which are generally sold to private investors, or are sold directly to FNMA or other private investors for cash. As required under the government agency programs, quality review procedures are performed by the Corporation to ensure that asset guideline qualifications are met. To the extent the loans do not meet specified characteristics, the Corporation may be required to repurchase such loans or indemnify for losses and bear any subsequent loss related to the loans. There were no repurchases under BPPR’s representation and warranty arrangements during the year ended December 31, 2016, compared to $ 175 thousand for the year ended December 31, 2015. A substantial amount of these loans reinstate to performing status or have mortgage insurance, and thus the ultimate losses on the loans are not deemed significant.

The following table presents the changes in the Corporation’s liability for estimated losses associated with the indemnifications and representations and warranties related to loans sold by BPPR for during the years ended December 31, 2016 and 2015.

(In thousands)	2016	2015
Balance as of beginning of period	$8,087	$15,959
Provision (reversal) for representation and warranties	3,140	(5,446)
Net charge-offs	(291)	(176)
Settlements paid	-	(2,250)
Balance as of end of period	$10,936	$8,087

Servicing agreements relating to the mortgage-backed securities programs of FNMA and GNMA, and to mortgage loans sold or serviced to certain other investors, including FHLMC, require the Corporation to advance funds to make scheduled payments of principal, interest, taxes and insurance, if such payments have not been received from the borrowers. At December 31, 2016, the Corporation serviced $18.0 billion in mortgage loans for third-parties, including the loans serviced with credit recourse (December 31, 2015 - $20.6 billion). The Corporation generally recovers funds advanced pursuant to these arrangements from the mortgage owner, from liquidation proceeds when the mortgage loan is foreclosed or, in the case of FHA/VA loans, under the applicable FHA and VA insurance and guarantees programs. However, in the meantime, the Corporation must absorb the cost of the funds it advances during the time the advance is outstanding. The Corporation must also bear the costs of attempting to collect on delinquent and defaulted mortgage loans. In addition, if a defaulted loan is not cured, the mortgage loan would be canceled as part of the foreclosure proceedings and the Corporation would not receive any future servicing income with respect to that loan. At December 31, 2016, the outstanding balance of funds advanced by the Corporation under such mortgage loan servicing agreements was approximately $70 million, including advances on the portfolio acquired from Doral Bank (December 31, 2015 - $80 million). To the extent the mortgage loans underlying the Corporation’s servicing portfolio experience increased delinquencies, the Corporation would be required to dedicate additional cash resources to comply with its obligation to advance funds as well as incur additional administrative costs related to increases in collection efforts.

Popular, Inc. Holding Company (“PIHC”) fully and unconditionally guarantees certain borrowing obligations issued by certain of its wholly-owned consolidated subsidiaries amounting to $ 149 million at December 31, 2016 and December 31, 2015. In addition, at December 31, 2016 and December 31, 2015, PIHC fully and unconditionally guaranteed on a subordinated basis $ 427 million, of capital securities (trust preferred securities) issued by wholly-owned issuing trust entities to the extent set forth in the applicable guarantee agreement. Refer to Note 23 to the consolidated financial statements for further information on the trust preferred securities.